UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: September 30, 2025

(Date of earliest event reported)

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number
333-288891	DUKE ENERGY CAROLINAS, LLC (a North Carolina limited liability company) 525 South Tryon Street Charlotte, North Carolina 28202 800-488-3853	56-0205520
333-288891-01	DUKE ENERGY CAROLINAS NC STORM FUNDING II LLC (a Delaware limited liability company) 525 South Tryon Street Charlotte, North Carolina 28202 800-488-3853	39-3183527

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

On September 30, 2025, Duke Energy Carolinas NC Storm Funding II LLC (the “Issuing Entity”) issued $582,089,000 of Series A Senior Secured Storm Recovery Bonds (the “Storm Recovery Bonds”), pursuant to an Indenture by and among the Issuing Entity and U.S. Bank Trust Company, National Association, as Indenture Trustee, and U.S. Bank National Association, as Securities Intermediary and Account Bank, dated as of September 30, 2025 as supplemented by the Series Supplement dated as of September 30, 2025 (together, the “Indenture”), each of which are annexed hereto as Exhibits 4.1 and 4.2, respectively. The Storm Recovery Bonds were offered pursuant to the prospectus dated September 23, 2025. In connection with this issuance of the Storm Recovery Bonds, Duke Energy Carolinas, LLC and the Issuing Entity entered into the Storm Recovery Property Servicing Agreement, Storm Recovery Property Purchase and Sale Agreement, Administration Agreement, the Intercreditor Agreement and Joinder Agreement, each dated as of September 30, 2025, which are annexed hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
4.1	Indenture by and among Duke Energy Carolinas NC Storm Funding II LLC, U.S. Bank Trust Company, National Association, as indenture trustee and U.S. Bank National Association, as securities intermediary and account bank (including forms of the Senior Secured Storm Recovery Bonds) dated as of September 30, 2025

4.2	Series Supplement between Duke Energy Carolinas NC Storm Funding II LLC and the Indenture Trustee, dated as of September 30, 2025

5.1	Opinion of Hunton Andrews Kurth LLP with respect to legality

10.1	Storm Recovery Property Servicing Agreement between Duke Energy Carolinas NC Storm Funding II LLC and Duke Energy Carolinas, LLC, as Servicer, dated as of September 30, 2025

10.2	Storm Recovery Property Purchase and Sale Agreement between Duke Energy Carolinas NC Storm Funding II LLC and Duke Energy Carolinas, LLC, as Seller, dated as of September 30, 2025

10.3	Administration Agreement between Duke Energy Carolinas NC Storm Funding II LLC and Duke Energy Carolinas, LLC, as Administrator, dated as of September 30, 2025

10.4	Intercreditor Agreement, among Duke Energy Carolinas, LLC, Duke Energy Carolinas NC Storm Funding II LLC, Duke Energy Carolinas NC Storm Funding, LLC, U.S. Bank Trust Company, National Association (as trustee for the Issuing Entity), and The Bank Of New York Mellon Trust Company, National Association (as trustee for Duke Energy Carolinas NC Storm Funding LLC), dated September 30, 2025

10.5	Joinder Agreement to the Amended and Restated Intercreditor Agreement, dated December 20, 2013, between Duke Energy Carolinas NC Storm Funding II LLC and U.S. Bank Trust Company, National Association, dated September 30, 2025

23.1	Consent of Hunton Andrews Kurth LLP (included as part of its opinions filed as Exhibit 5.1 and Exhibit 99.1)

99.1	Opinion of Hunton Andrews Kurth LLP with respect to U.S. and North Carolina constitutional matters

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

DUKE ENERGY CAROLINAS, LLC

	By:	/s/ Elizabeth H. Jones
Elizabeth H. Jones
Dated: September 30, 2025		Assistant Secretary

DUKE ENERGY CAROLINAS NC STORM FUNDING II LLC

	By:	/s/ Elizabeth H. Jones
Elizabeth H. Jones
Dated: September 30, 2025		Secretary